SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant                               /X/

Filed by a party other than the registrant            / /

Check the appropriate box:

/X/  Preliminary proxy statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                DECLARATION FUND
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                                 NOT APPLICABLE

             IMPORTANT NEWS FOR MICHIGAN HERITAGE FUND SHAREHOLDERS

 WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT,
          HERE'S A BRIEF OVERVIEW OF THE SOLE MATTER TO BE VOTED UPON.

                    Q & A ABOUT THE ENCLOSED PROXY MATERIALS

Q.   WHAT IS HAPPENING?

A. Dickinson Asset Management, Inc. ("DAMCO"), resigned as investment adviser to the Michigan Heritage Fund (the "Fund"), effective February 15, 1999. The Board of Trustees of the Fund diligently searched for a new adviser to take the place of DAMCO, but due to the small size of the Fund and the restrictive nature of its investment policies, the Board was unable to find a suitable replacement adviser. As a result, after fully considering all options available to the Fund, the Board concluded that it would be in the best interests of the shareholders to close the Fund, wind up the Fund's affairs, and distribute the net assets of the Fund to its shareholders.

Q.   WHY AM I BEING ASKED TO VOTE TO CLOSE THE FUND?

A. The Fund is a series of the Declaration Fund (the "Trust"). The Trust is an open-end management investment company organized under the laws of the state of Pennsylvania. The Trust is governed by a Declaration of Trust and by-laws. According to the Trust's Declaration of Trust, whenever the Board votes to close a fund series that has outstanding shareholders, a majority of the shareholders of the fund to be closed must approve the board's decision.

Q.   HOW WILL THESE CHANGES AFFECT ME AS A FUND SHAREHOLDER?

A. If you vote to close the Fund, the Board will set a date for closure, and all outstanding debts and expenses of the Fund through that date will be paid. The Fund will then calculate net asset value per share by dividing the total cash remaining in the Fund by the number of outstanding shares. Your shares will be redeemed at the calculated net asset value and the proceeds sent to you. You will also receive a statement from the Fund informing you of the details of your distribution; specifically interest, capital gains, return of capital etc. Once the assets of the Fund have been distributed, the Trust will file the necessary documents with the Securities and Exchange Commission and the State of Pennsylvania terminating the existence of the Fund.

Q. ARE THERE ANY OUTSTANDING CLAIMS IN FAVOR OF THE FUND WHICH WILL NOT BE RESOLVED PRIOR TO THE FUND'S CLOSING?

A. Yes. When DAMCO resigned as investment adviser to the Fund, it owed the Fund approximately $67,000 in unreimbursed expenses that it had previously agreed to reimburse. DAMCO is disputing the validity of the claim, and the board is considering its options with respect to collecting the claim.

Q.   WHAT IS THE STATUS OF THE CLAIM AGAINST DAMCO?

A At this time, the status of the Fund's claim against DAMCO is unclear. The Trust is attempting to determine DAMCO's financial status and its ability to satisfy a judgement against it. If the Fund successfully recovers some or all of its claim against DAMCO, that amount will be distributed to all shareholders of the Fund on a pro rata basis. There can be no assurance that the Fund will be successful in its attempts to recover the disputed amounts.

Q.   HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Board members of the Fund, including the independent members, recommend that you vote "Yes" to close the Fund and distribute all the net assets of the Fund to the shareholders.

Q.   WHAT HAPPENS IF THE SHAREHOLDERS OF THE FUND DO NOT VOTE TO CLOSE THE FUND?

A. Since October 1, 1999, the Fund's service providers have voluntarily refrained from charging their normal and necessary fees to the Fund, pending a resolution of the Fund's investment adviser situation. Those service fees average approximately $9,000 per month. If the Shareholders vote not to close the Fund, the Fund will go back into its normal operating mode and the Fund's service providers will again begin charging fees for their services. Please be aware that these fees will have a substantial negative impact on your investment. Without an investment adviser to actively invest the Fund's assets, and because the Fund is so small, these expenses will likely exceed any earnings in the Fund. The result will likely be that your investment will erode in value over time.

Q.   DO ALL OF THE SHAREHOLDERS HAVE TO VOTE TO CLOSE THE FUND?

A. No. A simple majority of the outstanding shares of the Fund have to vote to close the Fund.

Q.   WHO  IS  PAYING  THE  COST  OF  THE  SHAREHOLDER  MEETING  AND  THIS  PROXY
     SOLICITATION?

A. The Trust is paying the costs of the Fund's shareholder meeting and proxy solicitation.

Q.   WHOM DO I CALL FOR MORE INFORMATION?

A.   Please call Shareholder Services at 1-800-353-3553

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                                ABOUT THE BALLOT

Shown below is the ballot that you will use to vote on the matter described above and hereafter in these proxy materials.

1. Approve the Board's decision to close the Fund, wind up its affairs, and distribute all of the Fund's net assets to the Fund's shareholders. To approve closing the Fund, choose "Yes". To keep the Fund open, choose "No". To refrain from voting, choose "Abstain".

     Yes                              No                         Abstain
     / /                              / /                        / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                        Date

X
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Signature                                                        Date

PLEASE VOTE TODAY!

Please vote on the issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. Mark the Item Yes, No or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!
--------------------------------------------------------------------------------

Declaration Fund
555 North Lane, Suite 6160
Conshohocken, PA  19428

TELEPHONE 1-800-353-3553                                             May 4, 1999

Dear Shareholder:

     As you read in the Questions and Answers (Q & A) on page 1, the Adviser to your Fund has resigned and the Board has voted to close the Fund.

     We're sending this proxy statement to you because your vote is required in order to close the Fund.

     Since the Fund has no Adviser, it will be extremely difficult, if not impossible, for the Fund to continue to operate according to its prospectus. It will also be highly impractical, as well as irresponsible, for the Fund to attract new investors. As a result, the continuing expenses of the Fund will be borne by you, which WILL ERODE THE VALUE OF YOUR INVESTMENT OVER TIME.

     As you review these materials, please keep in mind that your Board has made every effort to protect your interests in the Fund. The Board recently liquidated all securities in the Fund and converted the Fund's assets to cash. This cash is now invested in money market instruments on a daily basis, so there is little danger of loss to your investment resulting from a sudden decline in the market. The Board is exploring its options with respect to its claim against DAMCO. If it appears likely that the Trust can recover some or all of its claim from DAMCO, it will proceed accordingly, and if successful , will distribute any recovery to all shareholders of the Fund.

     The Board diligently searched for a new adviser to your Fund, but could not find an acceptable adviser that was willing to assume that responsibility. As a result, the Board concluded that the best way to protect and preserve shareholder assets was to close the Fund.

     Your Board of Trustees has approved the closure of the Fund and recommends that you vote "Yes" on the enclosed ballot. I encourage you to vote in favor of the proposal. Please read the enclosed materials carefully before you vote on these proposal. The materials explain in detail the reasons for the change being proposed to you by this proxy.

PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

Sincerely,

/s/ Stephen B. Tily
Chairman, Board of Trustees
--------------------------------------------------------------------------------

                                DECLARATION FUND
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                            TELEPHONE 1-800-353-3553

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        JUNE 4, 1999 AND PROXY STATEMENT
                                  May 14, 1999

To the Shareholders:

You are invited to attend a special meeting of shareholders of the Michigan Heritage Fund (the "Fund"), a series of the Declaration Fund (the "Trust"):

The meeting will be held at 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428 on Friday, June 4, 1999 at 10:00 a.m., Eastern time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

1. To approve the closure of the Fund, the winding up of its affairs, and the distribution of the Fund's net assets to all shareholders of record entitled to receive such proceeds.

The Board of Trustees of your Fund has selected the close of business on April 30, 1999 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

--------------------------------------------------------------------------------
PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of Trustees (the "Board") of the Declaration Fund for voting at the special meeting of shareholders to be held on Friday, June 4, 1999, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about May 17, 1999.

THE SERIES FUNDS. Declaration Fund ("Declaration" or the "Trust") is a "series company" that issues various series of shares. (Each series also is sometimes described herein as a "Fund.") Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions.

The series of Declaration include:

Declaration Money Market Fund
Declaration Cash
The VanderPal Income and Growth Fund
The Michigan Heritage Fund

Shares of each Fund represent a proportionate interest in that Fund.

The item to be approved pursuant to this proxy only affects the shareholders of the Michigan Heritage Fund (the "Fund"). The Fund has two classes of shares; No-load and Class B shares. This proxy contains only one Item for shareholder approval, and all shareholders from both share classes are entitled to vote. The Board of Trustees of your Fund recommends that you vote "Yes" to close the Fund.. The vote required to approve the Fund's closure is described under the section of this proxy statement entitled "Miscellaneous."

The Board of Trustees has fixed the close of business on February 15, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of April 30, 1999, the Fund had ____________ Shares issued and outstanding.

ITEM 1. CLOSURE OF THE MICHIGAN HERITAGE FUND.

BACKGROUND

The Michigan Heritage Fund was established as a series of the Trust and declared effective by the Securities and Exchange Commission on July 8, 1997. The Board of Trustees entered into an investment advisory agreement with Dickinson Asset Management, Inc. ("DAMCO") to provide investment advisory services to the Fund prior to the Fund becoming effective. DAMCO has been the adviser to the Fund since the Fund's inception.

Pursuant to the terms of the Investment Advisory Agreement between the Trust and DAMCO, DAMCO agreed to waive receipt of some or all of its advisory fees if the Fund's ordinary operating expense ratios exceeded 1.75%. Subsequent to the Fund becoming effective, DAMCO gave written instructions to the Fund's transfer agent, Declaration Service Company, to bill all expenses in excess of 3.5% to DAMCO. Since the Fund's inception on July 8, 1997, DAMCO waived receipt of all of its fees under the Investment Advisory Agreement.

Pursuant to DAMCO's instructions, the Fund's transfer agent billed all expenses in excess of 3.5% to DAMCO, and until August, 1998, DAMCO reimbursed the Fund for such expenses.

An adviser reimbursing fund expenses is a common practice for new funds. Until a new fund grows to a certain size and becomes self-sustaining, normal expenses incurred by the Fund in the course of its operations will often have a very detrimental effect on the Fund's total return performance. Advisers to new funds will absorb these "excess" expenses in order to hold down a fund's expense ratio and enhance the Fund's investment performance.

On or about December 15, 1998, DAMCO tendered its resignation as investment adviser to the Fund. At the time of DAMCO's resignation, there was approximately $67,000 in accrued expenses to be reimbursed by DAMCO. In its resignation letter, DAMCO disavowed any responsibility for the outstanding amount.

The Board of Trustees of the Fund met on December 16, 1998 to consider DAMCO's resignation, the amounts due from DAMCO, and their effect on the Fund. At the meeting , the Board considered its options with respect to the Fund and its obligations to the Fund's shareholders. After fully considering its options with respect to the Fund, the Board issued the following directives to Fund management:

1. Until further notice, there were to be no new subscriptions accepted for Fund shares.
2. Management was directed to immediately begin a search for a new adviser to the Fund to replace DAMCO.
3. Counsel to the Fund was directed to contact counsel for DAMCO to press the Fund's claim for reimbursement of all outstanding expenses owed by DAMCO.
4. Declaration Service Company ("DSC"), the Fund's transfer agent and fund accountant, was directed to adjust the net asset value of the Fund's shares to reflect the uncollected amounts upon the occurrence of the first of the following events: (1) Any Fund shareholder requested a redemption of shares, (2) Fund Management reported to the Board that a search for a new adviser was unsuccessful, (3) Close of business on December 31, 1998, the Fund's fiscal year-end.

On December 24, 1998, DSC received a redemption request from one of the Fund's shareholders. Pursuant to Board orders, DSC adjusted the Fund's net asset value downward to reflect the uncollected expenses, and paid the redemption request. On or about December 29, 1998, management reported to the Board that all attempts to find a replacement adviser had failed.

On January 13, 1999, the Board held a special meeting to discuss its options with respect to the Fund. At that meeting, the Board was informed that the Fund's net asset value had been adjusted as a result of a redemption request. Management reported that it had been unsuccessful in finding a new adviser. Counsel to the Fund reported that there had been no progress in recovering payment from DAMCO.

The Fund's fiscal year ended on December 31, 1999. As a result of the adjustment to the Fund's books, on December 24, 1999, the Net Asset value of each share of the Fund was immediately reduced by approximately 14%, going from $__ per share to $__ per share. At fiscal year-end, each share of the Fund experienced a calendar year loss of $103 per share, and a net loss including prior year carry forwards of $93 per share. Accordingly, your shares experienced capital losses for calendar year 1998. Such losses may be deductible on your taxes. The Fund's unaudited financial statements for its fiscal year ending on December 31, 1998 are attached to this Proxy as Exhibit B. Audited financial statements reflecting the Fund's closure and final financial status will be provided to each shareholder after the Fund is wound up.

BOARD OF TRUSTEES RECOMMENDATION

After fully discussing its options with respect to the Fund, at its special meeting on January 13, 1999 the Board of Trustees unanimously voted to close the Fund and to recommend closure to the Fund's shareholders.

For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" near the end of this
Item 1.

The Board recommends that shareholders vote "Yes" to close the Fund and distribute the net assets of the Fund to all shareholders of record.


BOARD OF TRUSTEES EVALUATION

At a regular meeting of the Board on January 13, 1999, the Board discussed its options with respect to the resignation of DAMCO, previously communicated to the Board. Having previously directed management of the Trust to search for a new Advisor, the Board received a report from management that a search for a new adviser had been unsuccessful. Management informed the Board that management had approached several established investment advisory firms, but because of the Fund's lack of asset strength, its very narrow investment objectives, and the existence of a large expense balance which would negatively affect the Fund's performance, each adviser had declined to go forward. Management recommended that the Board close the Fund.

The Board next considered whether it would be advisable to continue the Fund without an outside adviser. Management and the Fund's independent auditors presented a report to the Board on the likely consequences of the Fund remaining open under the current circumstances. The Board learned that, as of October 30, 1998, Declaration Service Company ("DSC"), the Fund's transfer agent, and Declaration Distributors, Inc. ("DDI"), the Fund's principal underwriter, had ceased charging servicing fees to the Fund out of concern over the large unpaid balance owing to the Fund by DAMCO.

The Board was informed that, if the Fund remained open, DDI and DSC would have to begin charging fees again to cover the costs of their services to the Fund. As a result, the Fund's expense ratio would increase dramatically. Management informed the board that those fees were approximately $9000 per month.

At the same time, without an investment adviser, the Board would have to manage the assets of the Fund. The Board agreed that it did not have the expertise to manage a portfolio of Michigan-based securities. Accordingly, if the Board managed the Fund's assets, it would be limited to investing in money market securities only. The Board learned that, by investing the Fund's cash assets exclusively in money market securities, the earnings of the Fund would not equal the ongoing expenses incurred by the Fund. As a result, the Fund's assets would be negatively impacted and eventually, entirely depleted. Further, investing exclusively in money market securities would be a violation of the Fund's fundamental investment policy. After full discussion, it was decided that such an option would not be in the best interests of the Fund's shareholders.

The Board then considered the steps necessary to close the Fund. Counsel to the Fund and the Fund's independent auditor, Sanville and Company, informed the Board of its responsibilities and requirements for closing the Fund. The Board was informed that certain information and documents must be filed under both state and federal law in order to close a mutual fund. In addition, the Trust's governing documents required a consenting vote of shareholders in any fund to be closed.

In addition, counsel to the Fund and the independent Trustees prepared and distributed an analysis of the Board's fiduciary obligations. The Trustees discussed the recommendations of management and reviewed their fiduciary obligations. There was extended discussion of, and questioning about, the Fund's future options and the ability of the Trust to continue the Fund without an outside investment adviser. As a result of their investigation and discussions, at its meeting on January 13, 1999, the Board voted to close the Fund and to recommend closure to the shareholders of the Fund for their approval.

During its deliberations, the Board used outside assistance in its analysis of the Fund's financial status and other aspects of the Fund to help evaluate the potential effects of various Board actions upon the Fund and the Trust. Throughout the review process the independent Trustees had the assistance of legal counsel. The Board reviewed draft financial reports pertaining to the Fund, and received reports from management concerning the effects on the Fund's NAV resulting from the uncollected debt.

As part of its effort to preserve the assets of the Fund until such time as the Fund's affairs were wound up and its assets distributed, the Board sent written notice to DAMCO, instructing it to liquidate all outstanding assets of the Fund and convert all Fund assets to cash. DSC was directed to contact the Fund's custodian and direct the custodian to invest the Fund's cash in overnight, interest-bearing deposits only until further notice. The Board undertook these actions in order to preserve the assets of the Fund and to remove from the Fund any risk of asset loss due to market declines.

As a result of their investigation and consideration of the Fund's status and the options available to the Fund, at its meeting on January 13, 1999, the Board voted to close the Fund, wind up its affairs, and distribute the net assets of the Fund to all shareholders of record, and to recommend its decision to the shareholders of the Fund for their approval.

The Board of Declaration recommends that shareholders of the Fund vote "Yes" to approve the Fund's closure.
--------------------------------------------------------------------------------

OTHER INFORMATION

MISCELLANEOUS

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by the Trust, including any additional solicitation made by letter, telephone or telegraph. At present, the Trust estimates that the total cost of this proxy will be approximately $5,000. In the event that additional solicitations are required, those costs will increase. In addition to solicitation by mail, certain officers and representatives of the Trust, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, the Trust may retain a firm to solicit proxies on behalf of the Board, the fee for which will be borne by the party incurring the expense.

A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO DECLARATION FUND, P.O. BOX 844, CONSHOHOCKEN, PA 19428-0844, OR BY CALLING 1-800-353-3553.

PROPOSALS OF SHAREHOLDERS

As a Pennsylvania Business Trust, Declaration Fund is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of Trustees of Declaration Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

VOTING, QUORUM

Each share of the Fund is entitled to one vote on each matter submitted to a vote of the holders of those shares of the Fund at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted YES on the proxy. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to Declaration or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

The only Item to be voted on by this proxy requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

The Declaration of Trust and By-Laws of Declaration provide that the presence at a shareholder meeting in person or by proxy of at least 33.3% of the shares of a series constitutes a quorum for that series. Thus, the meeting for a particular series could not take place on its scheduled date if less than 33.3% of the shares of that series were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a series is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that series to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the series as to which the meeting is being adjourned present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective series' shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (I) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. The Board of Trustees of Declaration recommends a YES vote on the Item before the Fund's shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,
Stephen B. Tily
Chairman, Board of Trustees

                                    EXHIBIT A

                              HOLDERS OF MORE THAN
                             5% OF THE FUND'S SHARES

NAME AND ADDRESS                 % OWNERSHIP         # SHARES        SHARE CLASS
----------------                 -----------         --------        -----------

                                    EXHIBIT B

                              FINANCIAL STATEMENTS

                           THE MICHIGAN HERITAGE FUND
                       Statement of Assets and Liabilities
                                December 31, 1998
                                   (Unaudited)

ASSETS
Investments in Securities, at current value (cost $379,800)           $ 420,094
Cash                                                                     16,565
Receivables:
   Dividends and interest                                                   368
   Fund shares sold                                                         570
   Prepaid expenses                                                           6
                                                                      ---------
         Total Assets                                                   437,603

LIABILITIES
Distribution fees                                                         1,232
Accounts payable and accrued expenses                                    29,184
                                                                      ---------

         Total Liabilities                                               30,416

NET ASSETS                                                            $ 407,187
                                                                      =========

Net Assets consist of:
   Paid-in capital                                                    $ 366,986
   Accumulated net realized gain from investments                           (93)
   Net unrealized appreciation on investments                            40,294
                                                                      ---------
         NET ASSETS                                                   $ 407,187
                                                                      =========

NET ASSET VALUE
         No-Load: Net Assets                                          $ 359,865
                  Shares Outstanding                                     39,089
                  Net Asset Value, Offering and Redemption
                  Price per Share                                     $    9.21
                                                                      =========
         Class A: Net Assets                                          $  47,322
                  Shares Outstanding                                      5,476
                  Net Asset Value, Offering and Redemption
                  Price per Share($8.64-.9475)                        $    9.12
                                                                      =========

                        See notes to financial statements

                           THE MICHIGAN HERITAGE FUND
                             Statement of Operations
                          Year Ended December 31, 1998
                                   (Unaudited)

INVESTMENT INCOME
         Dividend Income                                              $   5,496

         Total Income                                                 $   5,496
                                                                      ---------

EXPENSES
         Investment Advisory Fees (Note 2)                                4,043
         Administrative Fees                                             48,096
         Accounting Service Fees                                         28,980
         Transfer Agent Fees                                             17,854
         Registration Fees                                                1,752
         Custodian Fees                                                   3,599
         Legal Fees                                                       5,001
         Trustee's Fees and Expenses                                         26
         Distribution Fees- No-Load Class                                   972
         Distribution Fees- Class A                                          47
         Insurance Expense                                                  303
         Miscellaneous                                                    4,959
                                                                      ---------
         Total Expenses before reimbursement                            127,797
         Expense reimbursement by Adviser (Note 2)                    $ (44,530)
                                                                      ---------

         Net Expenses                                                 $  83,267
                                                                      ---------

NET INVESTMENT LOSS                                                   $ (77,771)
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
         Net realized loss on investments                                  (103)
         Net change in unrealized appreciation of investments         $  34,234
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       $  34,131
                                                                      ---------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ (43,640)
                                                                      =========

                        See notes to financial statements

                           THE MICHIGAN HERITAGE FUND
                       Statement of Changes in Net Assets

                                                       For the Year Ended
                                                        December 31, 1998    For the Period Ended
                                                            Unaudited        December 31, 1997(1)
                                                            ---------        --------------------
Increase (decrease) in net assets from operations
         Net investment loss                                $ (77,771)            $  (1,324)
         Net realized gain (loss) from investments               (103)                   10
         Net change in unrealized appreciation of
         Investments                                        $  34,234                 6,061
                                                            -------------------------------

         Net increase (decrease) in net assets resulting
         From operations                                    $ (43,640)            $   4,747
                                                            -------------------------------

         From Capital Share transactions*                   $ 147,790             $ 298,290
                                                            -------------------------------

Net increase in net assets                                    104,150               303,037
Net assets at beginning of period                           $ 303,037             $      --
                                                            -------------------------------

Net assets at end of period                                 $ 407,187             $ 303,037
                                                            ===============================


*Analysis of fund share transactions
                                                   For the Year Ended
No-Load Shares                               December 31, 1998 (Unaudited)
                                ---------------------------------------------------
                                        No-Load                   Class A(2)
                                        -------                   ----------
                                  Shares        Amount        Shares        Amount
                                ---------     ---------     ---------     ---------
         Shares Sold               12,951     $ 124,516         5,852     $  54,853
         Shares Redeemed           (2,794)    $ (28,093)         (376)    $  (3,485)
                                ---------     ---------     ---------     ---------

         Net Increase              10,157     $  96,423         5,476     $  51,368
                                              =========                   =========

Shares Outstanding:
         Beginning of Period       29,880                           0
                                -------------------------------------
         End of Period             40,037                       5,476
                                =====================================


                                     For the Period
                                     July 27, 1997
                               (Commencement of Investment
                                     Operations) to
                                   December 31, 1997
                                -----------------------
                                        No-Load
                                        -------
                                  Shares        Amount
                                  ------        ------
         Shares Sold               29,880     $ 298,290
                                -----------------------
         Net Increase              29,880     $ 298,290
                                =======================

(1)      Commenced operations on July 27, 1997
(2)      Commenced operations on March 27, 1998

                        See notes to financial statements

                           THE MICHIGAN HERITAGE FUND
                              Financial Highlights
  (Selected data for a share of capital stock outstanding through each period)

                                                                       NO-LOAD                  CLASS A
                                                                       -------                  -------
                                                                                                For the Period
                                                                             For the Period     March 27, 1998
                                                          For the Year       July 27, 1997      (commencement
                                                          Ended              (commencement      of operations) to
                                                          December 31, 1998  of operations) to  December 31,
                                                          (Unaudited)        December 31, 1997  1998 (Unaudited)
                                                          ----------------   ----------------   --------------
Net Asset Value, beginning of period                           $ 10.14            $ 10.00          $ 10.00

Income from investment operations :
         Net investment loss                                     (1.72)             (0.04)           (1.64)
         Net realized and unrealized gain
         On investments                                           0.79               0.18             0.28
                                                               -------            -------          -------
         Total from investment operations                        (0.93)              0.14            (1.36)
                                                               -------            -------          -------

         Net Asset Value, end of period                        $  9.21            $ 10.14          $  8.64
                                                               =======            =======          =======

         Total Investment Return                                  1.40%              1.40%            1.80%

Ratios/Supplemental Data:
         Net Assets, end of period (000's)                     $   360            $   303          $    47
         Ratio of expenses to average net assets                 18.79%              2.18%           50.31%*
         (after expense reimbursements)
         Ratio of expenses to average net assets                 28.83%             34.48%           77.41%*
         (before expense reimbursements)
         Ratio of net investment loss to average net assets     (17.55)%            (0.94)%         (49.96)%*
         (after expense reimbursements)
         Ratio of net investment loss to average net assets     (27.59)%           (35.73)%         (74.07)%*
         (before expense reimbursements)
         Portfolio turnover rate                                  4.84%              0.00%            4.84%

*Ratios for periods of less than one year are annualized.

                           THE MICHIGAN HERITAGE FUND
                          Notes to Financial Statements
                                December 31, 1998

1.   Organization and Significant Accounting Policies

     Organization: The Michigan Heritage Fund is a newly organized, diversified investment company that consists of one portfolio (the "Fund") and is a series of the Declaration Fund, a Pennsylvania business trust. The Fund is registered under the Investment Company Act of 1940. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles for regulated investment companies.

     Shares of the Fund have been divided into classes with respect to which the Trustees have adopted allocation plans regarding expenses specifically attributable to a particular class of shares. No-Load shares are sold at net asset value without sales commissions or redemptions fees. Class A shares are sold at net asset value and are subject to a front-end sales load.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

     Security Valuation: Securities are valued at the last reported sales price, in the case of securities where there is no last reported sales price, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the supervision of the board of Trustees in accordance with methods that have been authorized by the Board. Short term debt obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

     Security Transactions and investment Income: Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is determined on the accrual basis. Discount on fixed income securities is amortized.

     Dividends And Distributions To Shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

     Federal Income Taxes: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.   Management Fee

     Under the terms of the management agreement, the Adviser had agreed to provide the Fund investment management services and be responsible for the day to day operations of the Fund. The Adviser received a fee, for the performance of its services, at an annual rate of 1.00% of the Fund's average daily net assets. The fee was accrued daily and paid monthly. For the period January 1 through December 14, 1998, the Adviser had agreed to limit the Fund's expenses to 3.5% of the Fund's average daily net assets. On December 14, 1998, the Adviser sent notice of its resignation from the agreement, disavowing responsibility for owing the Fund $67,814 in unreimbursed expenses. Prior to the resignation, the Adviser had reimbursed the Fund and waived fees and expenses totaling $44,530 for the year ended December 31, 1998. The Board of Trustees of the Fund met on December 16, 1998 and accepted the Adviser's resignation effective February 14, 1999.

     During the Board Meeting on December 16, 1998, the board directed the Fund's accounting and transfer agent to closely monitor Fund activity, not accept new or additional subscriptions for fund shares, and to continue to calculate the daily net asset value assuming the amount due the Fund would be collected either from the Adviser or form a new adviser. The Board directed that this policy be continued until one of three occurrences; the receipt of a fund share redemption request, the appointment of a new investment adviser, or the end of the Fund's fiscal year on December 31, 1998. On December 24, 1998, upon receipt of a redemption request, the amount owed the Fund was charged against the assets of the Fund in order to accurately calculate the net asset value for the Fund.

4.   Investment Transactions

     Purchases  and  sales  of  investment   securities  (excluding  short  term
     securities) for the year ended December 31, 1998 were $128,284 and $18,155 respectively.

     At December 31, 1998, net unrealized appreciation for federal income tax purposes aggregated $40,294, of which $91,324 related to unrealized appreciation and $51,030 related to unrealized depreciation. The cost of investments at December 31, 1998 for federal income tax purposes was $379,800.

5.   Subsequent Events

     From the period December 16, 1998 through February 14, 1999, the Board of Trustees attempted to obtain the services of a qualified investment adviser as a replacement for Dickinson Asset management, Inc. Having had no success, on January 13 ,1999 the board directed Dickinson to liquidate all assets to cash in preparation for a potential closing of the Fund. On February 19, 1999, the board determined it was in the best interests of the shareholders to close the Fund and distribute the net assets of the Fund to the remaining shareholders. On February 19, 1999, a preliminary proxy was filed with the U.S. Securities and Exchange Commission to request shareholder approval to close the Fund and distribute the remaining assets. On May 4, 1999, an amended preliminary proxy was filed with the U.S. Securities and Exchange Commission to request shareholder approval to close the Fund and distribute the remaining assets

       This Proxy is Solicited by the Board of Trustees of the Trust, who recommend that you vote "Yes" on the sole issue before you.

                   Thank you for mailing your ballot promptly!

        We appreciate your continuing support and look forward to serving your future investment needs.

                                DECLARATION FUND

1. Approve the Board's decision to close the Fund, wind up its affairs, and distribute all of the Fund's net assets to the Fund's shareholders. To approve closing the Fund, choose "Yes". To keep the Fund open, choose "No". To refrain from voting, choose "Abstain".

     Yes                                No                          Abstain
     / /                                / /                         / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                        Date

X
--------------------------------------------------------------------------------
Signature                                                        Date

PLEASE VOTE TODAY!

Please vote on the issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark - Yes, No or Abstain.
Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Fund. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint David F. Ganley and Paul L. Giorgio, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held March 15, 1999, and at any adjournments thereof, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "Yes" in favor of the proposal set forth on this proxy. The proxy is solicited by the Board of Declaration which recommends that you vote "Yes" on this single Item.